CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS


We hereby consent to the use in this Form S-8 Registration Statement of GT DATA Corp. of our report dated February 20, 2003, relating to the financial statements of GT DATA Corp. as of and for the year ended December 31, 2002, which are incorporated by reference into such Form S-8.


                 /s/ Squar,  Milner,  Reehl  &  Williamson,  LLP
                 ----------------------------------------------------
                 Squar,  Milner,  Reehl  &  Williamson,  LLP
                 Certified  Public  Accountants


Newport  Beach,  California
March  9,  2004